                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                         Dura Automotive Systems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                         DURA AUTOMOTIVE SYSTEMS, INC.
                              2791 RESEARCH DRIVE
                           ROCHESTER HILLS, MI 48309

                                 April 11, 2001

To Our Stockholders:

     You are cordially invited to attend Dura Automotive Systems, Inc.'s ("Dura") 2001 Annual Meeting of Stockholders which will be held on May 22, 2001, at 1:00 p.m. local time, at Dura's operating headquarters, 2791 Research Drive, in Rochester Hills, Michigan.

     The official Notice of Meeting, Proxy Statement and Proxy are included with this letter. The proposals listed in the Notice of Meeting are more fully described in the Proxy Statement.

     Whether or not you plan to attend the Meeting in person, and regardless of the number of shares you own, please complete, sign, date and return the enclosed card promptly in the enclosed envelope. This will ensure that your shares are voted as you wish and that a quorum will be present.

                                          Sincerely,

                                          /s/ S.A. Johnson

                                          S.A. Johnson
                                          Chairman of the Board

                         DURA AUTOMOTIVE SYSTEMS, INC.

                                   NOTICE OF
                      2001 ANNUAL MEETING OF STOCKHOLDERS

TIME:           1:00 p.m. local time, May 22, 2001.
PLACE:          Dura Automotive Systems, Inc.
                2791 Research Drive
                Rochester Hills, Michigan 48309
PROPOSALS:      (1) Election of directors;
                (2) Ratification of Arthur Andersen LLP as independent
                public accountants of Dura; and
                to transact any other proper business.
RECORD DATE:    Only holders of record at the close of business on March 28,
                2001 are entitled to notice of and to vote on all proposals presented at the meeting and at any adjournments or
                postponements thereof. A list of such holders will be
                available prior to the meeting at Dura's corporate office
                for examination by any such holder for any purpose germane to the meeting.

                                          By Order of the Board of Directors,

                                          /s/ David Bovee
                                          David Bovee
                                          Assistant Secretary

                        Dated: April 11, 2001

                            YOUR VOTE IS IMPORTANT!

  TO VOTE YOUR SHARES, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY
                                     CARD.

                         DURA AUTOMOTIVE SYSTEMS, INC.
                              2791 RESEARCH DRIVE
                           ROCHESTER HILLS, MI 48309

                            ------------------------

                                PROXY STATEMENT
                            ------------------------
                      2001 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 22, 2001
                            ------------------------

     This Proxy Statement and accompanying Proxy are being furnished to the holders of Class A common stock, par value $.01 per share, (the "Class A Stock") and Class B common stock, par value $.01 per share, (the "Class B Stock" and collectively with the Class A Stock, the "Common Stock") of Dura Automotive Systems, Inc. ("Dura" or the "Company") in connection with the solicitation of Proxies on behalf of the Board of Directors of Dura (the "Board of Directors") for the Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 22, 2001, at 1:00 p.m. local time, at Dura's operating headquarters, 2791 Research Drive, in Rochester Hills, Michigan, and at any adjournments and postponements thereof. These Proxy materials are being mailed on or about April 11, 2001 to holders of record on March 28, 2001 of the Common Stock.

     When you sign and return the enclosed Proxy and if no direction is indicated, such proxy will be voted FOR the slate of directors described herein, FOR the proposal set forth in Item 2 in the Notice of Meeting, and, as to any other business as may properly be brought before the Annual Meeting and any adjournments or postponements thereof, in the discretion of the Proxy holders.

     Returning your completed Proxy will not prevent you from voting in person at the Annual Meeting should you be present and wish to do so. In addition, you may revoke your Proxy any time before it is voted by written notice to the Secretary of Dura prior to the Annual Meeting or by submission of a later-dated Proxy or by the withdrawal of your Proxy and voting in person at the Annual Meeting.

     On March 28, 2001, there were 14,402,593 shares of Class A Stock and 3,312,354 shares of Class B Stock outstanding. Dura's Class A Stock and Class B Stock are substantially identical except with respect to voting power and conversion rights. The Class A Stock is entitled to one vote per share and the Class B Stock is entitled to ten votes per share. The Class B Stock is convertible at the option of the holder, and mandatorily convertible upon the transfer thereof (except to affiliates) and upon the occurrence of certain other events, into Class A Stock on a share-for-share basis. The Class A Stock and Class B Stock will generally vote together as a single class on all matters submitted to a vote of stockholders. The presence in person or by Proxy of 51% of such votes shall constitute a quorum. Under Delaware law, abstentions are treated as present and entitled to vote and therefore have the effect of a vote against a matter. A broker non-vote on a matter is considered not entitled to vote on that matter and thus is not counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved. Votes cast at the meeting or submitted by Proxy will be counted by inspectors of the meeting who will be appointed by the Company.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     The Board of Directors is currently comprised of ten members. The Board has nominated and recommends the election of each of the ten nominees set forth below as a director of Dura to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified. All of the nominees are incumbent directors of Dura, previously elected by Dura's stockholders. The Board of Directors expects all nominees named below to be available for election. If any nominee is not available, the Proxy holders may vote for a substitute unless the Board of Directors reduces the number of directors.

     Directors will be elected at the Annual Meeting by a plurality of the votes cast at the meeting by the holders of shares represented in person or by Proxy. Accordingly, the ten individuals who receive the greatest number of votes cast by stockholders would be elected as directors of Dura. There is no right to cumulative voting as to any matter, including the election of directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS.

     The following sets forth information as to each nominee for election at the Annual Meeting, including age as of March 28, 2001, principal occupation and employment for a minimum of the past five years, directorships in other publicly held companies and period of service as a director of Dura.

     S.A. (Tony) Johnson, 60, has served as Chairman and a Director of Dura since November 1990. Mr. Johnson is the founder, Chief Executive Officer and President of Hidden Creek Industries ("Hidden Creek"), a private industrial management company based in Minneapolis, Minnesota, which has provided certain management and other services to Dura. Mr. Johnson is also the President of J2R Corporation ("J2R"). Prior to forming Hidden Creek, Mr. Johnson served from 1985 to 1989 as Chief Operating Officer of Pentair, Inc., a diversified industrial company. From 1981 to 1985, Mr. Johnson was President and Chief Executive Officer of Onan Corp., a diversified manufacturer of electrical generating equipment and engines for commercial, defense and industrial markets. Mr. Johnson served as Chairman and a director of Automotive Industries Holding, Inc., a supplier of interior trim components to the automotive industry, from May 1990 until its sale to Lear Corporation in August 1995. Mr. Johnson is also Chairman and a director of Tower Automotive, Inc. ("Tower"), a manufacturer of engineered metal stampings and assemblies for the automotive industry.

     Karl F. Storrie, 63, has served as President, Chief Executive Officer and a Director of Dura since 1991. Prior to joining Dura and from 1986, Mr. Storrie was Group President of a number of aerospace manufacturing companies owned by Coltec Industries, a multi-divisional public corporation. Prior to becoming a Group President, Mr. Storrie was a Division President of two aerospace design and manufacturing companies for Coltec Industries from 1981 to 1986. During his thirty-five year career, Mr. Storrie has held a variety of positions in technical and operations management. Mr. Storrie is also a director of Argo-Tech Corporation, a manufacturer of aircraft fuel, boost and transfer pumps.

     Robert E. Brooker, Jr., 63, has served as a Director of Dura since September 1996. From 1993 to 1995, Mr. Brooker was President and Chief Operating Officer of Connell Limited Partnership. Prior thereto, Mr. Brooker served six years as President and Chief Executive Officer at Lord Corporation. Mr. Brooker is also a director of Full Circle Investments, a private investment company.

     Jack K. Edwards, 56, has served as a Director of Dura since December 1996. Mr. Edwards joined Cummins Engine Co., Inc. in 1972 and has served as Executive Vice President and Group President -- Power Generation and International since March 1996. Mr. Edwards is also a director of David J. Joseph Co., a processor and trader of steel scrap.

     James O. Futterknecht, Jr., 53, has served as a Director of Dura since May 1999. Mr. Futterknecht joined Excel Industries, Inc. ("Excel") in 1970, was Vice President-Corporate Sales from 1976 until 1984, was Vice President-Automotive Products from 1984 until 1987, was Vice President-Automotive Sales and Engineering from 1987 to 1990 and was Executive Vice President from 1990 to 1992. He was elected as President and Chief Operating Officer and was appointed as an Excel director in 1992. In 1995, he was elected to the additional offices of Chairman of the Board and Chief Executive Officer and served those offices until Dura acquired Excel in March 1999. Mr. Futterknecht is currently Senior Principal of Hammond, Kennedy, Whitney & Company, Inc., a New York, New York financial intermediary and private capital firm.

     J. Richard Jones, 58, has served as a Director of Dura since May 1998. Prior to the acquisition of Trident Automotive plc ("Trident") in April 1998, Mr. Jones served as Group President and Chief Executive

     Officer of Trident's predecessor from June 1992 until December 1997 and as Chairman, Chief Executive Officer and Director of Trident from December 1997 until April 1998.

     John C. Jorgensen, 63, has served as a Director of Dura since May 1998. Mr. Jorgensen has served as president of ORTECH CO. since March 1992, Senior Vice President of Manufacturing for Orscheln Management Co. since April 1996 and Executive Vice President of Orscheln Products L.L.C. since March 1992. Prior to 1992, Mr. Jorgensen was responsible for the operations at Orscheln Co. Manufacturing.

     William L. (Barry) Orscheln, 50, has served as a Director of Dura since August 1994. Mr. Orscheln has also served as President of Alkin (and its predecessors) since March 1994, as President of Orscheln Farm and Home since September 1995, as President of Orscheln Properties Co., L.L.C. since October 1994 and as President of Orscheln Management Co. since December 1987. Mr. Orscheln has served as a director of UMB Bank, a bank holding company, since July 1989 and as a director of Orscheln Management Co. since 1987.

     Eric J. Rosen, 40, has served as a Director of Dura since January 1995. Mr. Rosen is Managing Director of Onex Investment Corp., a diversified industrial corporation and an affiliate of Onex Corporation, and served as a Vice President of Onex Investment Corp. from 1989 to February 1994. Prior thereto, Mr. Rosen worked in the merchant banking group at Kidder, Peabody & Co. Incorporated from 1987 to 1989.

     Ralph R. Whitney, Jr., 65, has served as a Director of Dura since May 1999. Mr. Whitney was a director of Excel from 1983 to March 1999 and was Chairman of the Board from 1983 to 1985. Mr. Whitney has been a principal of Hammond, Kennedy, Whitney & Company, Inc., a New York, New York financial intermediary and private capital firm, since 1971. Mr. Whitney is also a director of Relm Communications, Inc., First Technology plc., IFR Systems, Inc. and Baldwin Technologies, Inc.

     There are no family relationships between any of the directors or any of Dura's executive officers.

BOARD AND COMMITTEE MEETINGS

     The Board of Directors held five meetings (exclusive of committee meetings) during the preceding fiscal year. During 2000, each director attended at least 75% of the meetings of the Board of Directors and any committees on which such director served. The Board of Directors has established the following committees, the functions and current members of which are noted below.

     Executive Committee. The Executive Committee of the Board of Directors consists of S.A. Johnson (Chairman), William L. Orscheln and Karl Storrie. The Executive Committee has all the power and authority vesting in or retained by the Board of Directors and may exercise such power and authority in such manner as it shall deem for the best interest of Dura in all cases in which specific direction shall not have been given by the Board of Directors and subject to any specific limitations imposed by law or a resolution of the Board of Directors. The Executive Committee did not meet during the preceding fiscal year.

     Compensation Committee. The Compensation Committee of the Board of Directors consists of Robert E. Brooker, Jr. (Chairman), Jack K. Edwards and J. Richard Jones. During the last fiscal year, the Compensation Committee made recommendations to the Board of Directors with respect to salaries, compensation and benefits of directors and executive officers of Dura. The Compensation Committee met four times during the preceding fiscal year.

     Nominating Committee. Dura does not have a nominating committee.

     Audit Committee. The Audit Committee of the Board of Directors consists of James O. Futterknecht, Jr. (Chairman), Eric J. Rosen and Ralph R. Whitney, Jr. Effective May 25, 2000, the Company's Board of Directors adopted a written charter with respect to the roles and responsibilities of the Audit Committee. A copy of the charter is attached as Appendix A to this Proxy Statement.

     Pursuant to NASDAQ rules and Dura's charter, the Audit Committee is to be comprised of three or more directors as determined by the Board of Directors, each of whom shall be "independent"; provided however, that under NASDAQ rules and Dura's charter, any director who is determined not to be "independent", but is not a current employee of Dura or an immediate family member of an employee of

Dura, may be appointed to the Audit Committee under exceptional and limited circumstances, if the Board of Directors determines that membership on the Audit Committee is required by the best interests of Dura and its shareholders.

     Because James O. Futterknecht, Jr. was an officer and an employee of Excel Industries, Inc. within the past three years, he is not considered to be "independent" at the present time within the meaning of NASDAQ rules and Dura's charter. However, the Board of Directors has determined that Mr. Futterknecht's previous experience as a chief executive officer of a publicly-traded company, his personal experience including responsibility for financial reporting and audit compliance and his familiarity with the duties and responsibilities and operations of the chief financial officer position, combined with nearly thirty years of experience in manufacturing businesses and the financial requirements of the automotive supplier industry, permits Dura to comply with the applicable NASDAQ rules and its charter. In particular, Mr. Futterknecht's service on the Audit Committee ensures that at least one member of Dura's Audit Committee has past employment experience in finance or accounting, requisite professional certification in accounting, or any comparable experience or background which results in the individual's financial sophistication, including being or having been a Chief Executive Officer, Chief Financial Officer or one of the senior officers with a financial oversight responsibilities. The Board of Directors has determined that Mr. Futterknecht's service as a member of the Audit Committee is required by the best interests of Dura and its shareholders.

     Audit Committee Report.

     The following Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent that Dura specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The Audit Committee is responsible for reviewing as it shall deem appropriate, and recommending to the Board of Directors, internal accounting and financial controls for Dura and accounting principles and auditing practices and procedures to be employed in the preparation and review of Dura's financial statements. The Audit Committee is also responsible for recommending to the Board of Directors independent public accountants to audit the annual financial statements of Dura. The Audit Committee met five times during the preceding fiscal year.

     The Audit Committee has reviewed and discussed with management Dura's audited financial statements as of the year ended December 31, 2000. It has discussed with the independent auditors the matters required to be discussed by Statement on Accounting Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Audit Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of Dura's internal controls. The Audit Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

     The Audit Committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the auditors the auditors' independence.

     Based on the reviews and discussions referred to above, the Audit Committee has recommended that the Board of Directors include Dura's audited financial statements referred to above in Dura's Annual Report on Form 10-K for the year ended December 31, 2000 to be filed with the Securities and Exchange Commission.

Submitted by the Audit Committee:
James O. Futterknecht, Jr. (Chairman)
Eric J. Rosen
Ralph R. Whitney, Jr.

COMPENSATION OF DIRECTORS

     For service in 2000, directors who are not employees of Dura or any of its affiliates ("Outside Directors") each received an annual retainer of $75,000. All or a portion of the retainer, but not less than 25%, may be deferred under the Dura Automotive Systems, Inc. Director Deferred Stock Purchase Plan. Deferred amounts are payable only in shares of the Company's Class A Stock. Outside Directors were not paid for attendance at Board or committee meetings, but were reimbursed for out of pocket expenses incurred to attend such meetings.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Dura's officers, directors and persons who beneficially own more than ten percent of a registered class of Dura's equity securities to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent beneficial owners also are required by rules promulgated by the SEC to furnish Dura with copies of all Section 16(a) forms they file.

     Based solely upon a review of the copies of such forms furnished to Dura, or written representations that no Form 5 filings were required, Dura believes that during the period from January 1, 2000 through December 31, 2000 all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except that Form 3 for Mary Petrovich and David Patrishkoff, who were appointed as Vice Presidents of Dura in May 2000, were filed approximately two months after the applicable due date.

                                 PROPOSAL NO. 2

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors, upon recommendation of the Audit Committee, has appointed Arthur Andersen LLP as independent public accountants, to audit the consolidated financial statements of Dura for the year ending December 31, 2001, and to perform other appropriate services as directed by Dura's management and the Board of Directors.

     A proposal will be presented at the meeting to ratify the appointment of Arthur Andersen LLP as Dura's independent public accountants. It is expected that a representative of Arthur Andersen LLP will be present at the Annual Meeting to respond to appropriate questions or to make a statement if he or she so desires. If the stockholders do not ratify this appointment by the affirmative vote of a majority of the voting power of the shares represented in person or by Proxy at the meeting, other independent public accountants will be considered by the Board of Directors upon recommendation of the Audit Committee.

AUDIT FEES

     The following table sets forth the aggregate fees billed to Dura for the year ended December 31, 2000, by the Company's principal accounting firm, Arthur Andersen, LLP:

Audit Fees..................................................    $  855,000
Financial Information Systems Design and Implementation
  Fees......................................................            --
All Other Fees..............................................     2,860,000(a)(b)
                                                                ----------
                                                                $3,715,000

---------------
(a) Includes fees for tax consulting, permitted internal auditing outsourcing, statutory filings and other non-audit services.

(b) The Audit Committee has considered whether the provision of services described above under "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining the independence of Arthur Andersen LLP.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS DURA'S INDEPENDENT PUBLIC ACCOUNTANTS.

                                 OTHER BUSINESS

     At the date of this Proxy Statement, Dura has no knowledge of any business other than that described above that will be presented at the Annual Meeting. If any other business should properly be brought before the Annual Meeting and any adjournments or postponements thereof, the Proxies will be voted in the discretion of the Proxy holders.

                         OWNERSHIP OF DURA COMMON STOCK

     The table below sets forth certain information regarding the equity ownership of Dura as of March 1, 2001 by (i) each person or entity known to Dura who beneficially owns five percent or more of the Common Stock of Dura, (ii) each director, director nominee and named executive officer (as defined) and
(iii) all directors and executive officers of Dura as a group. Unless otherwise stated, each of the persons named in the table has sole voting and investment power with respect to the securities beneficially owned by it or him as set forth opposite its or his name. Beneficial ownership of the Common Stock listed in the table has been determined in accordance with the applicable rules and regulations promulgated under the Exchange Act.

                                                                 BENEFICIAL OWNERSHIP
                                                    ----------------------------------------------
                                                        CLASS A STOCK            CLASS B STOCK
                                                    ---------------------    ---------------------
                                                     NUMBER      PERCENT      NUMBER      PERCENT
     DIRECTORS, OFFICERS AND 5% STOCKHOLDERS        OF SHARES    OF CLASS    OF SHARES    OF CLASS
     ---------------------------------------        ---------    --------    ---------    --------
ONEX DHC LLC(1)(2)................................         --        --      1,959,964      69.8%
Alkin Co.(2)(3)...................................         --        --      1,266,810      38.1%
J2R Corporation(2)(4).............................         --        --        308,211       9.3%
S.A. Johnson(2)(4)................................     45,000         *        317,879       9.6%
Karl F. Storrie(2)(5).............................    193,927       1.3%       115,531       3.5%
David R. Bovee(2).................................     53,045         *         26,308         *
Joe A. Bubenzer(2)................................     52,044         *         23,814         *
Milton D. Kniss(2)................................     58,644         *          8,961         *
William F. Ohrt...................................     21,290         *             --        --
Scott D. Rued(2)(6)...............................     13,500         *        308,211       9.3%
Jurgen von Heyden.................................         --        --             --        --
Robert E. Brooker, Jr. ...........................     40,154         *             --        --
Jack K. Edwards...................................     20,728         *             --        --
James O. Futterknecht, Jr.........................     50,706         *             --        --
J. Richard Jones..................................     41,754         *             --        --
John C. Jorgensen(2)(3)...........................         --        --      1,266,810      38.1%
William L. Orscheln(2)(3)(8)......................         --        --      1,366,810      41.3%
Eric J. Rosen(1)(2)...............................      5,000         *      1,959,964      69.8%
Ralph R. Whitney, Jr. ............................     28,221         *             --        --
Dimensional Fund Advisors(7)......................  1,141,839       8.0%            --        --
State of Wisconsin Investment Board(9)............  2,274,900      15.8%            --        --
Orscheln Industries Foundation, Inc.(2)(8)........         --        --        100,000       3.0%
All Directors and Officers as a group (19
  persons)........................................    756,251       5.0%     3,254,216      97.8%

---------------
 *  Less than one percent.

(1) Reflects shares of Class B Stock held by Onex DHC LLC, which has shared voting power over 1,959,964 shares of Common Stock (see footnote (2)) and sole dispositive power over 1,394,913 shares of Class B Stock. Mr. Rosen, a Director of the Company, is Managing Director of Onex Investment Corp. and disclaims beneficial ownership of all shares of Common Stock owned by Onex DHC LLC. Onex DHC LLC and Onex Investment Corp. are both wholly owned subsidiaries of Onex Corporation. The address for Onex DHC LLC and Mr. Rosen is c/o Onex Investment Corp., 712 Fifth Avenue, 40th Floor, New York, New York 10019.

(2) Onex, Alkin, the Orscheln Industries Foundation, Inc. (the "Foundation"), J2R, Messrs. Johnson, Storrie, Bovee, Bubenzer, Kniss, Rosen and Rued and certain of the Company's other existing stockholders have entered into agreements pursuant to which such stockholders agreed to vote their shares of Common Stock in the same manner as Onex votes its shares on all matters presented to the Company's stockholders for a vote and, to the extent permitted by law, granted to Onex a proxy to effectuate such agreement. As a result, Onex has voting control of approximately 69.8% of the Common Stock.

(3) Includes 14,420 shares issuable upon the exercise of currently exercisable options issued to Alkin in connection with the Company's acquisition of the automotive parking brake cable and lever business and light duty cable business from Alkin. Messrs. Jorgensen and Orscheln are officers of Alkin and Mr. Jorgensen disclaims beneficial ownership of the shares owned by Alkin. The address for Alkin is 2000 U.S. Highway 63 South, Moberly, Missouri 65270, and the address for each such individual is c/o Alkin at the same address.

(4) Includes 308,211 Class B shares owned by J2R, of which Mr. Johnson is President, 9,668 Class B shares owned by Mr. Johnson and 45,000 currently exercisable options to acquire Class A shares. The address for Mr. Johnson and J2R is c/o Dura Automotive Systems, Inc., 4508 IDS Center, Minneapolis, Minnesota 55402.

(5) Includes 1,400 Class A shares owned by Mr. Storrie's wife for which Mr. Storrie disclaims beneficial ownership of such shares, 177,500 currently exercisable options to acquire Class A shares, and 12,027 vested restricted stock units under the Company's Deferred Income Leadership Stock Purchase Plan.

(6) Includes 308,211 Class B shares owned by J2R, of which Mr. Rued is a stockholder and 13,500 currently exercisable options to acquire Class A shares. Mr. Rued disclaims beneficial ownership of the shares owned by J2R. The address for Mr. Rued is c/o Dura Automotive Systems, Inc., 4508 IDS Center, Minneapolis, Minnesota 55402.

(7) Dimensional Fund Advisors reported as of February 2, 2001 sole voting and dispositive power with respect to 1,141,839 shares of Class A Stock, representing 8.2% of the outstanding shares of Class A Stock at that time. The address for Dimensional Fund Advisors Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.

(8) Mr. Orscheln is a trustee of the Foundation and shares in the exercise of voting power over securities held by the Foundation.

(9) State of Wisconsin Investment Board reported as of February 14, 2001 sole voting and dispositive power with respect to 2,274,900 shares of Class A Stock, representing 15.9% of the outstanding shares of Class A Stock at that time. The address for State of Wisconsin Investment Board is P.O. Box 7842, Madison, WI 53707.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth compensation packages for the years ended December 31, 2000, 1999 and 1998 for Dura's chief executive officer and the four other most highly compensated executive officers (the "Named Executive Officers").

                                                                              LONG-TERM
                                            ANNUAL COMPENSATION              COMPENSATION
                                    ------------------------------------     ------------
                                                            OTHER ANNUAL       OPTIONS       ALL OTHER
                                     SALARY     BONUS       COMPENSATION       GRANTED      COMPENSATION
NAME AND PRINCIPAL POSITION  YEAR    ($)(1)     ($)(2)          ($)              (#)           ($)(4)
---------------------------  ----    ------     ------      ------------       -------      ------------
Karl F. Storrie............  2000   $650,000   $     --              (3)            --         $7,988
  President and Chief        1999    500,000    800,000        53,173(5)       140,000          8,047
  Executive Officer          1998    400,000    550,000              (3)        90,000          6,906
Jurgen von Heyden..........  2000    250,290    615,530(7)           (3)            --             --
  Vice President(6)          1999    204,157    429,000              (3)            --             --
Joe A. Bubenzer............  2000    300,000         --              (3)            --          7,070
  Senior Vice President      1999    259,000    275,000              (3)        50,000          6,802
                             1998    239,000    160,000              (3)        30,000          5,322
Milton D. Kniss............  2000    290,000         --              (3)            --          7,214
  Vice President             1999    250,000    275,000              (3)        50,000          6,949
                             1998    200,000    190,000              (3)        37,500          5,724
William F. Ohrt............  2000    275,000         --              (3)            --          3,164
  Vice President(8)          1999     10,594         --              (3)        50,000             --

---------------
(1) Includes amounts deferred by employees under Dura's 401(k) employee savings plan, pursuant to Section 401(k) of the Internal Revenue Code and bonus amounts deferred into the Deferred Income Leadership Stock Purchase Plan.

(2) Represents amounts earned under the Company's bonus plan, but excludes amounts foregone at the election of the Named Executive Officer and payable in shares of Dura's Class A Stock under the Dura Automotive Systems, Inc. Deferred Income Leadership Stock Purchase Plan, as reported in the Long-Term Incentive Plan table.

(3) Except as otherwise disclosed, none of the perquisites or other benefits paid to each of the Named Executive Officer exceeded the lesser of $50,000 or 10% of the total annual salary and bonus received by such Named Executive Officers.

(4) The amounts disclosed in this column include amounts contributed by Dura to Dura's 401(k) employees savings plan and profit sharing plan and dollar value of premiums paid by Dura for term life insurance on behalf of the named executive officers.

(5) Includes $37,322 of personal travel expenses paid by the Company.

(6) Mr. von Heyden became an employee of Dura in March 1999.

(7) Special bonus for 2000 based on contracts assumed through acquisition.

(8) Mr. Ohrt became an employee of Dura in December 1999.

OPTION EXERCISES AND YEAR-END VALUE TABLE

     The following table shows the aggregate exercise of options during 2000 by the Named Executive Officers and the aggregate value of unexercised in-the-money options held by each Named Executive Officer as of December 31, 2000.

                   AGGREGATED OPTION EXERCISES IN LAST FISCAL
                        YEAR AND YEAR-END OPTION VALUES

                                                                   NUMBER OF
                                                                  UNEXERCISED        VALUE OF UNEXERCISED
                                                                  OPTIONS AT         IN-THE-MONEY OPTIONS
                                                                  YEAR-END(#)             YEAR-END($)
                                                                ---------------    -------------------------
                              SHARES ACQUIRED       VALUE        EXERCISABLE/            EXERCISABLE/
           NAME                 ON EXERCISE      REALIZED($)     UNEXERCISABLE           UNEXERCISABLE
           ----               ---------------    -----------     -------------           -------------
K.F. Storrie..............          --               --         177,500/222,500               N/A
J. von Heyden.............          --               --               0/0                     N/A
J.A. Bubenzer.............          --               --          46,875/55,625                N/A
M.D. Kniss................          --               --          50,625/59,375                N/A
W.F. Ohrt.................          --               --          12,500/37,500                N/A

                            LONG-TERM INCENTIVE PLAN
                         AWARDS IN THE LAST FISCAL YEAR

                                                                   NUMBER OF SHARES,     PERFORMANCE OR OTHER
                                                                    UNITS OR OTHER      PERIOD UNTIL MATURATION
                    NAME                        DOLLAR VALUE(1)      RIGHTS(#)(2)            OR PAYOUT(3)
                    ----                        ---------------    -----------------    -----------------------
K.F. Storrie................................       $200,000             16,037                  3 years
J. von Heyden...............................             --                 --                       --
J.A. Bubenzer...............................         68,750              5,292                  3 years
M.D. Kniss..................................        105,000             10,625                  3 years
W.F. Ohrt...................................        165,000             11,719                  3 years

---------------
(1) The dollar value is equal to the cash bonus payments deferred under the Company's Deferred Income Leadership Stock Purchase Plan (the "Plan").

(2) Represents the number of units credited to an employee's account under the terms of the Plan in 2000. Under the terms of the Plan, participants may elect to defer all or a portion (but not less than 15%) of their cash bonus payment. Deferred amounts are credited in stock units, based on the value of the Company's stock as of the date on which the bonus would have been paid to the employee. Stock units are payable only in shares of the Company's common stock. Includes the following number of restricted stock units credits to each of the Named Executive's premium account, as described in footnote 3 below: K.F. Storrie -- 4,009, J.A. Bubenzer -- 1,323, M.D.
    Kniss -- 2,656 and W.F. Ohrt -- 2,930.

(3) Under the terms of the Plan, the number of restricted stock units credited to a participant's basic account is required to equal the amount of the deferred bonus, divided by the value of a share of the Company's common stock on the date on which the cash bonus would otherwise be paid. In addition, participants are concurrently credited with additional stock units to a separate Premium Account equal to one-third of the number of the restricted stock units credited to their basic account. Restricted stock units credited to this Premium Account do not vest until the first day of the third plan year following the date the units are credited to a participant's account, provided that the participant is then an employee of the Company. The Plan allows for accelerated vesting in the event of a participant's death, disability, retirement or termination during a period of 24 months following a change in control of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of Dura's Compensation Committee are Robert E. Brooker, Jr., Jack K. Edwards and J. Richard Jones.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     This Compensation Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent that Dura specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The following has been submitted by the Compensation Committee:

  General Executive Officer Compensation Policies

     The Compensation Committee is responsible for developing and recommending Dura's executive compensation policies to the Board of Directors. The Compensation Committee believes that executive compensation should be related to the value created for Dura's stockholders. The executive officer compensation program has been designed to attract and retain highly qualified and motivated employees, and to reward superior performance. The executive compensation program consists of three components: (1) base salary; (2) annual cash bonus; and (3) long-term equity incentives.

     Base Salary

     The base salaries of the executive officers are based upon market and competitive factors. This includes a comparison of the salaries for similar positions at comparable companies. Increases in base salaries are based upon the performance of the executive officers as compared to pre-established goals.

     Annual Cash Bonus

     The annual cash bonus for the executive officers is based in part on the overall financial performance of Dura and in part on the performance of the executive officer. The financial performance of Dura is measured by revenue and operating income growth and actual performance against budgeted performance. The performance of the executive officer is measured against pre-established goals determined prior to the beginning of the year.

     Long-Term Equity Incentives

     The long-term equity incentives consist of the Company's Deferred Income Leadership Stock Purchase Plan and awards under the 1998 Stock Incentive Plan (the "1998 Plan") both administered by the Compensation Committee. Pursuant to the terms of the 1998 Plan, options are granted at an exercise price equal to Dura's Class A Stock price on the date the options are granted. The Compensation Committee believes these plans align management's long-term interests with stockholder interests, as the ultimate compensation is based upon Dura's stock performance. The Compensation Committee also believes these plans are an effective method of providing key management with long-term compensation. The Compensation Committee approves the employees who participate in the 1998 Plan based upon recommendations by the Chairman of the Board of Directors and the Chief Executive Officer ("CEO"). The Compensation Committee determines the terms and conditions of the options based upon individual performance, responsibility and tenure with the Company. The Compensation Committee may also, based on the recommendation of the Board of Directors, approve the issuance of stock option agreements not in connection with the 1998 Plan. The Compensation Committee also has the authority to select key leadership employees who are eligible to participate in the Deferred Income Leadership Stock Purchase Plan.

  Chief Executive Officer Compensation

     The 2000 base salary of Karl F. Storrie, Dura's CEO, of $650,000 was based upon market and competitive factors. The CEO's annual cash bonus is determined in part based on the financial performance of Dura and in part on the performance of the CEO. As a result of the operating performance of the Company and its desire to control costs, no bonuses were earned in 2000. In addition, the Company granted no options during 2000.

     The foregoing report has been approved by all members of the Compensation Committee.
Compensation Committee:

Robert E. Brooker, Jr., Chairman
Jack K. Edwards
J. Richard Jones

                               PERFORMANCE GRAPH

     The following graph compares Dura's cumulative total stockholder return since the Class A Stock became publicly traded on August 14, 1996 with the Nasdaq National Market Index and with the OEM Automotive Supplier Composite Index. The OEM Automotive Supplier Composite Index consists of the following:
Amcast Industrial Corporation, Autoliv, Inc., ArvinMeritor, Inc., American Axle & Manufacturing Holdings, Borg-Warner Automotive, Inc., Collins & Aikman Corporation, Dana Corporation, Donnelly Corporation, Delphi Automotive Systems, Dura Automotive Systems, Inc., Eaton Corporation, Federal-Mogul Corporation, Gentex Corporation, Hayes Lemmerz International, Inc., Intermet Corporation, Johnson Controls, Inc., Lear Corporation, Magna International Inc., Modine Manufacturing Company, Shiloh Industries, Inc., Stoneridge Inc., STRATTEC Security Corporation, Superior Industries International Inc., TRW, Inc., Tower Automotive, Inc. and Visteon Corporation. The comparison is based on the assumption that $100.00 was invested on August 15, 1996 in each of the Class A Stock, the Nasdaq National Market Index and the OEM Automotive Supplier Composite Index with dividends reinvested.

                           COMPARISON OF TOTAL RETURN
                      AMONG NASDAQ NATIONAL MARKET INDEX,
                    OEM AUTOMOTIVE SUPPLIER COMPOSITE INDEX
                       AND DURA AUTOMOTIVE SYSTEMS, INC.
[COMPARISON GRAPH]

                                                          DRRA                       NASDAQ                   OEM SUPPLIERS
                                                          ----                       ------                   -------------
Aug. 14, 1996                                            100.00                      100.00                      100.00
Dec. 31, 1996                                            128.60                      113.90                      116.70
Dec. 31, 1997                                            141.40                      138.50                      147.80
Dec. 31, 1998                                            195.00                      193.40                      159.40
Dec. 31, 1999                                             99.60                      359.00                      139.20
Dec. 31, 2000                                             30.00                      217.90                       94.00

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Dura, Onex, J2R, Alkin and S.A. Johnson and certain other investors are parties to a Stockholders Agreement pursuant to which each party has agreed to vote his or its shares in the same manner that Onex votes its shares of Dura's Common Stock.

     Dura, Onex and certain stockholders including J2R, Alkin, S.A. Johnson and Karl F. Storrie are parties to a registration agreement pursuant to which Dura has granted certain of its stockholders rights to register shares of Dura's Common Stock.

     Dura paid fees to Hidden Creek of approximately $2.1 million in 2000 in connection with the acquisition of the seat track business of Meritor Automotive, Inc. and other business development services. Certain officers and employees of Hidden Creek continue to provide such services to Dura.

     In November 1999, the Company acquired a 25% membership interest in Automotive Aviation Partners LLC ("AAP"), the principal asset of which is a Falcon 50 airplane. S.A. Johnson owns a 75% membership interest in AAP. The Falcon 50 airplane was leased by AAP to DHCI Partners, LLC, a limited liability company owned 25% by Dura Operating Corp. and 75% by Hidden Creek, under an aircraft lease with a seven-year term and a 60-day cancellation clause. In connection with the transaction, the Company guaranteed indebtedness of AAP to Comerica Bank, such guarantee not to exceed $1.25 million, and Mr. Johnson guaranteed indebtedness of AAP not to exceed $3.75 million. Lease payments in 2000 were approximately $0.3 million.

     In November 1999, Dura Operating Corp. formed Dura Aircraft Operating Company, LLC ("DAOC"), a wholly-owned limited liability company. DAOC acquired a Sabreliner 65 airplane owned by R.J. Aircraft II Company ("R.J.", which is 100% owned by S.A. Johnson) in exchange for the Beechjet 400A airplane which was owned by Dura Operating Corp. plus $200,000 in cash paid to R.J. In order to effectuate a tax-free exchange transaction, the Company loaned Mr. Johnson $1.6 million which was repaid in December 1999 with interest. The Sabreliner 65 was leased by DAOC to Dura Operating Corp. under an aircraft lease with a seven-year term. Lease payments in 2000 were approximately $0.3 million.

     In connection with the December 1991 private placement of Common Stock, Mr. Storrie acquired 139,531 shares of Class B Stock of which 115,531 shares are still held by Mr. Storrie. Dura loaned Mr. Storrie $75,000 in connection with such purchase. Mr. Storrie repaid $12,900 of the outstanding balance as of April 8, 1999. The remaining loan bears interest at 1 1/2% above the Base Rate, matures on December 31, 2001 and is secured by a pledge of the shares.

                      SUBMISSION OF STOCKHOLDER PROPOSALS
                          FOR THE 2002 ANNUAL MEETING

     Proposals of stockholders intended to be presented at the Annual Meeting in 2002 must be received by the assistant secretary of Dura Automotive Systems, Inc., 2791 Research Drive, Rochester Hills, Michigan, 48309, no later than December 7, 2001 to be considered for inclusion in Dura's 2002 proxy materials. As of March 28, 2001, no proposals to be presented at the 2001 Annual Meeting had been received by Dura.

     The By-Laws provide that a stockholder wishing to present a nomination for election of a director or to bring any other matter before an annual meeting of stockholders must give written notice to the Company's Secretary not less than 60 days nor more than 90 days prior to the first anniversary of the previous year's annual meeting (provided that in the event that date of the annual meeting is changed by more than 30 days from such anniversary date, notice by the stockholders must be received no later than the close of business on the tenth day of the public announcement of such meeting) and that such notice must meet certain other requirements. As a result, stockholders who intend to present a proposal at the 2002 Annual Meeting without inclusion of such proposal in the Company's proxy materials are required to provide notice of such proposal no later than March 21, 2001 (assuming the date of next year's Annual Meeting is not changed by more than 30 days). The Company's proxy related to the 2002 annual meeting will give discretionary voting authority to the proxy holders to vote with respect to any such proposal that is received by the Company after such date. Any stockholder interested in making such a nomination or proposal should request a copy of the provisions of the By-Laws from the Secretary of the Company.

                             ADDITIONAL INFORMATION

     This solicitation is being made by Dura. All expenses of Dura in connection with this solicitation will be borne by Dura. Dura will request brokerage firms, nominees, custodians and fiduciaries to forward Proxy materials to the beneficial owners of shares held of record by such persons and will reimburse such persons and Dura's transfer agent for their reasonable out-of-pocket expenses in forwarding such materials.

     Dura will furnish without charge to each person whose Proxy is being solicited, upon the written request of any such person, a copy of Dura's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the SEC, including the financial statements. Requests for copies of such Annual Report on Form 10-K should be directed to: Dura Automotive Systems, Inc., 4508 IDS Center, Minneapolis, MN 55402.

     PLEASE COMPLETE THE ENCLOSED PROXY AND MAIL IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE.
                                          By order of the Board of Directors,

                                          [/s/ DAVID R. BOVEE]
                                          David Bovee, Assistant Secretary

April 11, 2001

                                                                      APPENDIX A

                         DURA AUTOMOTIVE SYSTEMS, INC.
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                    CHARTER

I. PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should promote adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     - Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

     - Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing activities.

     - Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing function, and the Board of Directors.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall be independent directors as defined in the Nasdaq audit committee requirements Rule 4200, and free from any other relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. The following persons shall not be considered independent:

          (a) a director who is employed by the Corporation or any of its affiliates for the current year or any of the past three years;

          (b) a director who accepts any compensation from the Corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

          (c) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Corporation or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

          (d) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Corporation made, or from which the Corporation received, payments (other than those arising solely from investments in the Corporation's securities) that exceed 5% of the Corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

          (e) a director who is employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

     All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall have accounting or related financial management expertise. Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

     In exceptional circumstances one director who is not independent under Rule 4200, and is not a current employee or immediate family member of such employee, may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the committee by the individual is required in the best interest of the Corporation and its shareholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reason for the determination.

     The members of the Audit Committee shall be elected by the Board of Directors at the annual organizational meeting of the Board of Directors or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board of Directors, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

     No member of the Audit Committee shall be employed or currently affiliated with the Corporation's independent accountants.

III. MEETINGS

     The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management, the director of the internal auditing function and the independent accountants in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financial reporting consistent with IV.4 below.

     The Audit Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

     A quorum of the Audit Committee shall be declared when a majority of the appointed members of the Audit Committee are in attendance. Meetings shall be scheduled at the discretion of the Audit Committee Chairman. Notice of the meetings shall typically be provided at least five days in advance. The Audit Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

     The independent accountants may request a meeting with the Audit Committee at any time.

IV. RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

 1. Review, assess the adequacy and update this Charter periodically, at least annually, as conditions dictate.

 2. Review the organization's annual and quarterly financial statements and any other significant reports (at the Audit Committee's discretion) or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

 3. Review the regular internal reports to management prepared by the internal auditing function and management's response.

 4. Review with financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

Independent Accountants

 5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the budget and actual fees and other compensation to be paid to the independent accountants.

 6. On an annual basis, the Audit Committee should review and discuss with the independent accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence and receive a formal written statement from the independent accountants delineating all relationships between the auditor and the Corporation, consistent with Independence Standards Board Standard.

 7. Review the performance and independence of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

 8. Periodically consult with the independent accountants outside of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements and their views on the quality of financial management.

Financial Reporting Processes

 9. In consultation with the independent accountants and the internal auditors, review their findings on the integrity of the organization's financial reporting processes, both internal and external.

10. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

11. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practice as suggested by the independent accountants, management, or the internal auditing function.

Process Improvement

12. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

13. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing function any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

14. Review any significant disagreement among management and the independent accountants or the internal auditing function in connection with the preparation of the financial statements.

15. Review with the independent accountants, the internal auditing function and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Audit Committee.)

Ethical and Legal Compliance

16. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

17. Review management's monitoring of the Corporation's compliance with the organization's Ethical Code, and ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

18. Review activities, organizational structure, and qualifications of the internal audit function.

19. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

20. Review with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

21. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

Risk Management

22. Review and evaluate risk management policies in light of the Corporation's business strategy, capital strength, and overall risk tolerance. The Audit Committee also shall evaluate on a periodic basis the Corporation's investment and risk management policies, including the internal system to review operational risks, procedures for investment and trading, and safeguards to ensure compliance with procedures.

Tax Policies

23. Review periodically the Corporation's tax status and any pending audits or assessments.

Management Letter

24. Review with the independent auditor any management letter provided by the auditor and the Corporation's response to that letter.

Audit Committee Report

25. Prepare the Audit Committee report required by the rules of the Securities and Exchange Commission to be included in the Corporation's annual proxy statement.

Compliance With Laws and Regulations

26. Advise the Board with respect to the Corporation's policies and procedures regarding compliance with applicable laws and regulations.

V. CONFLICT OF INTEREST

     In the event that an Audit Committee member faces a potential or actual conflict of interest with respect to a matter before the Audit Committee, that Audit Committee member shall be responsible for alerting the Audit Committee Chairman, and in the case where the Audit Committee Chairman faces a potential or actual conflict of interest, the Audit Committee Chairman shall advise the Chairman of the Board. In the event that the Audit Committee Chairman or the Chairman of the Board, concurs that a potential or actual conflict of interest exists, an independent substitute Director shall be appointed as an Audit Committee member until the matter, posing the potential or actual conflict of interest, is resolved.

VI. REPORTS

     The Audit Committee will report to the Board at least annually with respect to its activities and its recommendations. When presenting any recommendation or advice to the Board, the Audit Committee will provide such background and supporting information as may be necessary for the Board to make an informed decision. The Audit Committee will keep minutes of its meetings and will make such minutes available to the full Board for its review.

     The Audit Committee shall report to shareholders in the Corporation's proxy statement for its annual meeting whether the Audit Committee has satisfied its responsibilities under this charter.

VII. AUTHORIZATIONS

     The Audit Committee is authorized to confer with Corporation management and other employees to the extent it may deem necessary or appropriate to fulfill its duties. The Audit Committee is authorized to conduct or authorize investigations into any matters within the Audit Committee's scope of responsibilities. The Audit Committee also is authorized to seek outside legal or other advice to the extent it deems necessary or appropriate, provided it shall keep the Board advised as to the nature and extent of such outside advice.

                          DURA AUTOMOTIVE SYSTEMS, INC.

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned, a stockholder of Dura Automotive Systems, Inc., (the "Company"), hereby appoints S.A. Johnson, Karl F. Storrie and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each or either of them to represent and to vote, as designated below, all the shares of the Class A Common Stock of the Company held of record by the undersigned on March 28, 2001 at the 2001 Annual Meeting of Stockholders of the Company to be held on May 22, 2001 at 1:00 p.m., Eastern Time, and at any and all adjournments thereof.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND "FOR" THE PROPOSAL SET FORTH IN ITEM 2 BELOW.


               DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED


               DURA AUTOMOTIVE SYSTEMS, INC. 2001 ANNUAL MEETING

1. Election     1 - ROBERT E. BROOKER, JR.       2  - JACK K. EDWARDS          |_| FOR all nominees       |_| WITHHOLD AUTHORITY
   of           3 - JAMES O. FUTTERKNECHT, JR.   4  - S.A. JOHNSON                 listed to the              to vote for
   Directors:   5 - J. RICHARD JONES             6  - JOHN C. JORGENSEN            left (except               all nominees
                7 - WILLIAM L. ORSCHELN          8  - ERIC J. ROSEN                as specified below).       listed to the left.
                9 - KARL F. STORRIE              10 - RALPH R. WHITNEY, JR.

                                                                                      -------------------------------------------
(Instructions: To withhold authority to vote for any indicated nominee, write the     /                                         /
number(s) of the nominee(s) in the box provided to the right.)                        /                                         /
                                                                                      -------------------------------------------

2. To ratify the selection of Arthur Andersen LLP as the Company's Independent
   Public Accountants.                                                                |_| FOR         |_| AGAINST     |_| ABSTAIN

3. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the 2001 Annual Meeting and at any adjournment or postponement thereof.

Check appropriate box                       Date ___________                                         NO. OF SHARES
Indicate changes below:                                                              -------------------------------------------
Address Change?   |_|    Name Change?   |_|                                          /                                         /
                                                                                     /                                         /
                                                                                     -------------------------------------------

                                                                                     SIGNATURE(S) IN BOX

                                                                                     Please sign exactly as name appears hereon.
                                                                                     When shares are held by joint tenants, both
                                                                                     should sign. When signing as attorney,
                                                                                     executor, administrator, trustee or
                                                                                     guardian, please give full title as such. If
                                                                                     a corporation, please sign in full corporate
                                                                                     name by President or other authorized
                                                                                     officer. If a partnership, please sign in
                                                                                     partnership name by authorized person.


                          DURA AUTOMOTIVE SYSTEMS, INC.

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned, a stockholder of Dura Automotive Systems, Inc., (the "Company"), hereby appoints S.A. Johnson, Karl F. Storrie and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each or either of them to represent and to vote, as designated below, all the shares of the Class B Common Stock of the Company held of record by the undersigned on March 28, 2001 at the 2001 Annual Meeting of Stockholders of the Company to be held on May 22, 2001 at 1:00 p.m., Eastern Time, and at any and all adjournments thereof.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND "FOR" THE PROPOSAL SET FORTH IN ITEM 2 BELOW.


               DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED


               DURA AUTOMOTIVE SYSTEMS, INC. 2001 ANNUAL MEETING

1. Election of  1 - ROBERT E. BROOKER, JR.       2  - JACK K. EDWARDS          |_| FOR all nominees       |_| WITHHOLD AUTHORITY
   Directors:   3 - JAMES O. FUTTERKNECHT, JR.   4  - S.A. JOHNSON                 listed to the              to vote for
                5 - J. RICHARD JONES             6  - JOHN C. JORGENSEN            left (except               all nominees
                7 - WILLIAM L. ORSCHELN          8  - ERIC J. ROSEN                as specified below).       listed to the left.
                9 - KARL F. STORRIE              10 - RALPH R. WHITNEY, JR.

                                                                                      -------------------------------------------
(Instructions: To withhold authority to vote for any indicated nominee, write the     /                                         /
number(s) of the nominee(s) in the box provided to the right.)                        /                                         /
                                                                                      -------------------------------------------

2. To ratify the selection of Arthur Andersen LLP as the Company's Independent
   Public Accountants.                                                                |_| FOR         |_| AGAINST     |_| ABSTAIN

3. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the 2001 Annual Meeting and at any adjournment or postponement thereof.

Check appropriate box                       Date ___________                                         NO. OF SHARES
Indicate changes below:                                                              -------------------------------------------
Address Change?   |_|    Name Change?   |_|                                          /                                         /
                                                                                     /                                         /
                                                                                     -------------------------------------------

                                                                                     SIGNATURE(S) IN BOX

                                                                                     Please sign exactly as name appears hereon.
                                                                                     When shares are held by joint tenants, both
                                                                                     should sign. When signing as attorney,
                                                                                     executor, administrator, trustee or
                                                                                     guardian, please give full title as such. If
                                                                                     a corporation, please sign in full corporate
                                                                                     name by President or other authorized
                                                                                     officer. If a partnership, please sign in
                                                                                     partnership name by authorized person.
